                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant  [X]
Filed by a party other than the registrant [ ]
    Check the appropriate box:
[ ] Preliminary proxy statement      [ ] Confidential, for Use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        HOME PRODUCTS INTERNATIONAL, INC.
                 (Name of Registrant as Specified in Its Charter


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount previously paid:
--------------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
--------------------------------------------------------------------------------
(3) Filing party:
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(4) Date filed:
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

                       HOME PRODUCTS INTERNATIONAL, INC.
                             4501 WEST 47TH STREET
                            CHICAGO, ILLINOIS 60632
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 1999

To the Stockholders of Home Products International, Inc.

     The Annual Meeting of Stockholders of Home Products International, Inc. a Delaware corporation (the "Company"), will be held on Wednesday, May 19, 1999 at 10:00 a.m., local time, at The Standard Club, 320 South Plymouth Court, Chicago, IL 60604 for the following purposes, as more fully described in the accompanying Proxy Statement.

     1. To elect eight (8) directors for the next year.

     2. To consider and vote upon the 1999 Performance Incentive Plan.

     3. To consider and vote upon the 1999 Directors Restricted Stock Plan.

     4. To transact such other business as may properly come before the annual meeting.

     Stockholders of record of the Company's Common Stock at the close of business on March 26, 1999, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting, also as more fully described in the Proxy Statement.

     All stockholders are cordially invited to attend the meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any stockholder giving a proxy has the right to revoke it at any time before it is voted.
                                          For the Board of Directors,
                                          JAMES R. TENNANT

                                          James R. Tennant
                                          Chairman of the Board
Chicago, Illinois
April 19, 1999

                       HOME PRODUCTS INTERNATIONAL, INC.
                             4501 WEST 47TH STREET
                            CHICAGO, ILLINOIS 60632

                               ------------------

                                PROXY STATEMENT

                               ------------------

                        APPROXIMATE DATE PROXY MATERIAL
                          FIRST SENT TO STOCKHOLDERS:
                                 APRIL 19, 1999

                               ------------------

     The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Home Products International, Inc., a Delaware corporation (the "Company" or "HPI"), to be held on Wednesday, May 19, 1999 (the "Meeting"), for the purposes stated in the attached Notice of Annual Meeting of Stockholders.

                              GENERAL INFORMATION

SOLICITATION OF PROXIES

     A form of proxy is being furnished herewith by the Company to each stockholder and, in each case, such proxy is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. Solicitation will be made by mail, and may also be made by telephone or facsimile by directors, officers and regular employees of the Company, but these persons will not be separately compensated for such solicitation services. The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy solicitation material to beneficial owners of the Company's Common Stock.

AUTHORITY CONFERRED BY PROXIES

     The shares represented by proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted as directed in the proxies. In the absence of specific direction, the shares represented by proxies will be voted: (1) FOR the election of all nominee directors specified herein; (2) FOR the approval of the 1999 Performance Incentive Plan; and (3) FOR the approval of the 1999 Directors Restricted Stock Plan. As to the other matters, if any, to be voted upon at the Meeting, the persons designated as proxies in the accompanying form of proxy will take such action as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors and one is a director and executive officer of the Company and the other is an executive officer of the Company.

REVOCABILITY OF PROXIES

     Execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by: (i) a later dated proxy, duly executed and delivered or presented at the Meeting; (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting; or (iii) attendance at the Meeting and voting in person.

VOTING SECURITIES AND RECORD DATE

     The Company's voting securities consist of one class of Common Stock, par value $0.01 per share (the "Common Stock"), and one class of Preferred Stock, par value $0.01 per share (the "Preferred Stock"). The Company had 7,582,980 issued and outstanding shares of Common Stock and no shares of Preferred Stock issued and outstanding as of the close of business on March 26, 1999 (the "Record Date"). Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote. Representation at the Meeting by the holders of one-third of the shares of Common Stock outstanding on the Record Date, either in person or by proxy, will constitute a quorum.

     Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. The affirmative vote by the holders of a majority of the shares present (whether in person or by proxy) and entitled to vote, will be required to approve: (i) the 1999 Performance Incentive Plan and (ii) the 1999 Directors Restricted Stock Plan. Accordingly, abstentions have the same affect as a vote "against" the proposal while broker non-votes do not affect the outcome. For the election of directors, the eight nominees who receive the most votes will be elected. Accordingly, abstentions and broker non-votes will not have any affect on the outcome of such election.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information as of March 26, 1999 (as of December 31, 1998 with respect to Chase Venture Capital Associates, L.P.; Warburg Pincus Asset Management, Inc.; SAFECO Asset Management Co. and Graver, Bokhof, Goodwin & Sullivan, L.P.) with respect to the beneficial ownership of the Company's issued and outstanding Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of its Common Stock,
(ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all of the directors and executive officers of the Company as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") which generally attribute beneficial ownership of securities to persons which generally possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in the table have sole voting and investment power with respect to the shares shown as beneficially owned by them.

     Based upon the SEC definition of beneficial ownership, stock options exercisable by the executive officers and directors listed in the table within 60 days of the Record Date are included in the number of shares owned by such individuals.

                    NAME AND ADDRESS OF                          NUMBER OF SHARES     PERCENT
                      BENEFICIAL OWNER                          BENEFICIALLY OWNED    OF CLASS
                    -------------------                         ------------------    --------
Chase Venture Capital Associates, L.P.(1)...................        1,334,043           17.6%
Warburg Pincus Asset Management, Inc.(2)....................          599,491            7.9
SAFECO Asset Management Company(3)..........................          489,200            6.5
Graver, Bokhof, Goodwin & Sullivan, L.P.(4).................          418,419            5.5
Charles R. Campbell(5)......................................           24,138              *
Joseph Gantz(6).............................................           14,530              *
Stephen P. Murray(7)........................................        1,339,043           17.6
Marshall Ragir(8)...........................................          240,339            3.2
Jeffrey C. Rubenstein(9)....................................          546,358            7.2
Daniel B. Shure(10).........................................           20,401              *
Joel D. Spungin(11).........................................           15,000              *
James R. Tennant(12)........................................          602,519            7.4
Stephen R. Brian(13)........................................           13,162              *
James E. Winslow(14)........................................           70,489              *
All directors and executive Officers as a group (10
  persons)(15)..............................................        2,654,986           32.1

-------------------------
  *  Less than 1%.

 (1) Chase Venture Capital Associates, L.P. ("CVCA"), is a California limited partnership whose address is 380 Madison Avenue, New York, NY 10017. The general partner is Chase Capital Partners ("CCP"), a New York general partnership, whose address is the same as CVCA. CVCA and CCP have shared voting and investment power with respect to the 1,334,043 shares of Common Stock.

 (2) According to information contained in a report on Schedule 13G/A dated January 9, 1999, filed by Warburg Pincus Asset Management, Inc. ("Warburg"), Warburg serves as investment adviser to numerous accounts. The shares being reported in Schedule 13G/A are owned by Warburg's accounts. Warburg has sole power to vote 172,891 shares of Common Stock (which represent 2.3% of the shares outstanding); has shared power to vote 426,600 shares of Common Stock (which represent 5.6% of the shares outstanding); and has sole power to dispose of 599,491 shares of Common Stock (which represent 7.9% of the shares outstanding). For purposes of the reporting requirements of the Securities Exchange Act of 1934, (the "1934 Act"), Warburg is deemed to be a beneficial owner of such shares; however, Warburg expressly disclaims that it is, in fact, the beneficial owner of such shares. Warburg's address is 466 Lexington Avenue, New York, NY 10017.

 (3) According to information contained in a report on Schedule 13G/A dated February 11, 1999, filed by SAFECO Asset Management Company ("SAMC") and SAFECO Corporation ("SAFECO") of which SAMC is a wholly owned subsidiary, SAMC and SAFECO beneficially owns 489,200 shares of Common Stock (which represent 6.5% of the shares outstanding) as a result of acting as an investment adviser for registered investment companies. SAFECO and the various accounts to which they are advisers have shared power to vote and to dispose of 489,200 shares of Common Stock. SAMC and SAFECO expressly disclaim that, they are in fact, the beneficial owners of such shares. SAMC's address is 601 Union Street, Suite 2500, Seattle, WA 98101 and SAFECO's address is SAFECO Plaza, Seattle, WA 98185.

 (4) According to information available to the Company, Graver, Bokhof, Goodwin & Sullivan, L.P., ("GBGS") and the various accounts to which they are advisers have shared power to vote and to dispose of 418,419 shares of Common Stock (which represent 5.5% of the shares outstanding). GBGS's address is 100 South Wacker Drive, Suite 2100, Chicago, IL 60645.

 (5) Includes 7,500 shares of Common Stock subject to stock options exercisable within 60 days of March 26, 1999.

 (6) Includes 5,000 shares of Common Stock subject to stock options exercisable within 60 days of March 26, 1999.

 (7) Mr. Murray is a general partner of Chase Capital Partners, which is the general partner of CVCA, and in such capacity exercises shared voting and investment power with respect to the shares beneficially owned by CVCA (1,334,043 shares). Mr. Murray expressly disclaims that he, is in fact, the beneficial owner of such shares. Includes 5,000 shares of Common Stock subject to stock options exercisable within 60 days of March 26, 1999. Mr. Murray's address is Chase Capital Partners, 380 Madison Ave., 12th Floor, New York, NY 10017.

 (8) Includes 164,000 shares of Common Stock beneficially owned by the Ragir Foundation with respect to which Mr. Ragir, in his capacity as a director, exercises shared voting and investment power. Mr. Ragir expressly disclaims that he is, in fact, the beneficial owner of such shares. The number of shares reported in the table also includes 66,993 shares of Common Stock beneficially owned by the Meyer J. Ragir Family Irrevocable Trust -- Marshall Ragir Separate Trust with respect to which Mr. Ragir, in his capacity as a co-trustee, exercises shared voting and investment power. Does not include 15,190 shares of Common Stock beneficially owned by the MJR/NLR Gift Trust -- Marshall Ragir Separate Trust with respect to which Mr. Ragir does not exercise sole or shared voting or investment power. Includes 7,500 shares of Common Stock subject to stock options exercisable within 60 days of March 26, 1999.

 (9) Mr. Rubenstein is the executor of the Norma L. Ragir Estate and in such capacity exercises shared voting and investment power with respect to the shares of Common Stock beneficially owned by the Norma L. Ragir Estate (221,501 shares). Mr. Rubenstein is a director of the Meyer and Norma Ragir Foundation (the "Ragir Foundation") and in such capacity exercises shared voting and investment power with respect to the shares of Common Stock beneficially owned by the Ragir Foundation (164,000 shares). Mr. Rubenstein is co-trustee of five separate trusts and, in such capacities exercises shared voting and investment power with respect to the shares of Common Stock beneficially owned by the five separate trusts. The five trusts, and the respective number of shares held by each is as follows: MJR/NLR Gift Trust -- Judith Ragir Separate Trust (15,189 shares); MJR/NLR Gift Trust - Robert

     Ragir Separate Trust (13,985 shares); MJR/NLR Gift Trust - Marshall Ragir Separate Trust (15,190 shares) (collectively, the "Ragir Gift Trusts"); Meyer J. Ragir Family Irrevocable Trust -- Judith Ragir (16,500 shares); and the Meyer J. Ragir Family Irrevocable Trust - Marshall Ragir Separate Trust (66,993 shares) (collectively, the "Ragir Family Trusts"). All five trusts are collectively referred to herein as the "Ragir Trusts". None of the Ragir Trusts individually owns more than 1% of the Common Stock of the Company. Mr. Rubenstein, as executor of the Norma L. Ragir Estate and a director of the Ragir Foundation and co-trustee of the Ragir Trusts, exercises either sole or shared voting and investment power with respect to 513,358 shares of Common Stock (which represent 6.8% of the outstanding shares). Mr. Rubenstein expressly disclaims that he is, in fact, the beneficial owner of such shares. Includes 7,500 shares of Common Stock subject to stock options exercisable within 60 days of March 26, 1999. The address for Mr. Rubenstein is 200 North LaSalle Street, Suite 2100, Chicago, IL 60601.

(10) Includes 7,500 shares of Common Stock subject to stock options exercisable within 60 days of March 26, 1999.

(11) Includes 7,500 shares of Common Stock subject to stock options exercisable within 60 days of March 26, 1999.

(12) Includes 555,000 shares of Common Stock subject to stock options exercisable within 60 days of March 26, 1999. Includes 20,690 shares subject to the Executive Incentive Plan.

(13) Mr. Brian resigned from the Company on January 18, 1999 to pursue other interests.

(14) Includes 48,400 shares of Common Stock subject to stock options exercisable within 60 days of March 26, 1999. Includes 8,099 shares subject to the Executive Incentive Plan.

(15) Includes 650,900 shares of Common Stock subject to stock options exercisable within 60 days of March 26, 1999. Includes 28,789 shares subject to the Executive Incentive Plan.

PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The By-Laws of the Company currently provide that the Board of Directors shall consist of eight directors to be elected at the annual meeting of stockholders to hold office until the next annual meeting or until their successors are elected and qualified. The proxies solicited by and on behalf of the Board of Directors will be voted FOR the election of the eight nominees listed below, unless authority to do so is withheld as provided in the proxy. All nominees have served as directors since the last annual meeting. The proxies cannot be voted for a greater number of persons than the number of nominees named. If for any reason one or more of the nominees should be unable to serve or refuse to serve as a director (an event which is not anticipated), the persons named as proxies will vote for another candidate or candidates nominated by the Board of Directors, and discretionary authority to cast such votes is included in the proxy. The nominees receiving the highest number of votes of shares of Common Stock, up to the number of directors to be elected, shall be elected.

NOMINEES FOR DIRECTORS

     Information regarding the Board's nominees for election as directors is set forth below.

     Charles R. Campbell, age 59, has been a director of the Company since September, 1994. Since 1996 Mr. Campbell has been a principal with the Everest Group, a management consulting firm. From 1995 to 1996 Mr. Campbell was President of C. R. Campbell & Associates, a management consulting firm. From 1985 to 1995, Mr. Campbell was Senior Vice President, Chief Financial and Administrative Officer of Federal Signal Corporation, a diversified manufacturer of capital goods.

     Joseph Gantz, age 51, has been a director since February, 1998. Since February, 1998 Mr. Gantz has been the Managing Partner of H3 Management L.L.C, a management consulting firm. From 1996 to 1998 Mr. Gantz was the Chairman of the Board of Seymour Housewares Corporation, a manufacturer of consumer laundry care products. From 1994 to 1996, Mr. Gantz was President and General Manager of Rubbermaid Cleaning & Maintenance Products, a manufacturer and marketer of brooms, brushes and mops.

     Stephen P. Murray, age 36, has been a director since February, 1998. Mr. Murray is a general partner of Chase Capital Partners. Prior to joining Chase Capital Partners, Mr. Murray was a Vice President with the Middle Market Lending Division of Manufacturers Hanover. Mr. Murray is a director of several privately held companies.

     Marshall Ragir, age 54, has been a director of the Company since July, 1995. Since 1991, Mr. Ragir has been President and Chief Executive Officer of Know Business Inc., a venture capital and investment company. Mr. Ragir is a director of several charitable foundations and non-profit agencies.

     Jeffrey C. Rubenstein, age 57, has been a director of the Company since September, 1986. Since 1991, Mr. Rubenstein has been a senior principal with the law firm of Much Shelist Freed Denenberg Ament & Rubenstein, P.C., an Illinois professional corporation, which is counsel to the Company. Mr. Rubenstein is a director of Miller Building Systems, Inc., Vita Food Products, Inc. and a number of privately held companies.

     Daniel B. Shure, age 41, has been a director of the Company since December, 1994. Since 1988, Mr. Shure has been President and Chief Executive Officer of Strombecker Corporation, an international toy manufacturer and distributor. Mr. Shure is a director of several privately held companies.

     Joel D. Spungin, age 61, has been director of the Company since September, 1996. Since 1995 Mr. Spungin has been President of DMS Enterprises, L.P., a management advisory and investment company. Mr. Spungin has been Chairman Emeritus of United Stationers, Inc. since 1994. From 1981 to 1995, Mr. Spungin was employed by United Stationers, Inc., in various capacities with his final position being Chairman of the Board and Chief Executive Officer. Mr. Spungin is a director of AAR Corporation and a number of privately held companies.

     James R. Tennant, age 46, joined the Company as Chairman of the Board and Chief Executive Officer in April, 1994. Mr. Tennant was elected a director of the Company in December, 1992, and was a member of the Company's Compensation Committee until April, 1994. From 1982 to 1994, Mr. Tennant was Division President of True North Communications, an international marketing services company. Mr. Tennant is a director of Hines Horticulture, Inc.

BOARD AND COMMITTEES MEMBERSHIP

     The Board of Directors met 7 times during the 1998 fiscal year and had three ongoing committees. Those committees consisted of an Audit Committee, an Executive Compensation Committee and a Nominating Committee. All of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served.

     The table below provides membership and meeting information for each of the Board committees in fiscal 1998.

                                                                        EXECUTIVE
NAME                                                          AUDIT    COMPENSATION    NOMINATING
----                                                          -----    ------------    ----------
Charles R. Campbell.......................................      X*
Joseph Gantz..............................................                                  X
Stephen P. Murray.........................................      X
Marshall Ragir............................................                   X
Jeffrey C. Rubenstein.....................................      X            X
Daniel B. Shure...........................................                                  X
Joel D. Spungin...........................................                   X*
James R. Tennant..........................................                                  X*
1998 Meetings.............................................      2            4              0

-------------------------
* Committee Chairman

THE AUDIT COMMITTEE

     The Audit Committee oversees the activities of the Company's independent auditors. The Committee:

     - Reviews with the outside auditors the scope of the audit, the auditor's fees and related matters;

     - Receives copies of the annual comments from the independent auditors on accounting procedures and systems of control; and

     - Reviews with the independent auditors any questions, comments or suggestions they may have relating to the Company's internal controls, accounting practices and procedures and those of the Company's subsidiaries.

THE EXECUTIVE COMPENSATION COMMITTEE

     The Executive Compensation Committee is responsible for establishing annual and long-term performance goals for the Executive Officers. This responsibility includes establishing the compensation package and evaluating the performance of the Chairman and Chief Executive Officer and the Chief Financial Officer. In addition, the Committee:

     - Recommends the granting of options and awards under the various Stock Option Plans; and

     - Publishes an annual Executive Compensation Committee Report for the stockholders.

THE NOMINATING COMMITTEE

     The Nominating Committee is responsible for recommending candidates for membership on the Board of Directors and consulting with the Chairman on committee assignments.

COMPENSATION OF DIRECTORS

     All non-employee directors will receive an annual retainer of $7,500, payable in Common Stock. The number of shares to be received by each non-employee director will be based upon the closing price per share of the Common Stock as reported on The NASDAQ National Market(sm) on the day of the Meeting. Non-employee directors will receive a fee of $1,750 for each Board of Directors' meeting attended and $500 for each committee meeting attended. Beginning in 1999, all non employee directors that Chair a committee will receive an annual fee of $2,500. Each non-employee director has the option to receive these fees in cash or in Common Stock. If a non-employee director elects to receive Common Stock, the number of shares to be received will be based upon the closing price per share of the Common Stock as reported on The NASDAQ National Market(sm) on the day of the Board of Directors' meeting or the committee meeting. All of the shares of Common Stock which the non-employee directors are entitled to receive as compensation will be delivered after the end of the fiscal year in which such shares were earned. Additionally, each non-employee director may defer payment of the retainer and/or director's fees (whether payable in cash or shares of Common Stock) until termination of the director's services or the attainment of a certain age. All fees paid in Common Stock will be paid from the 1999 Directors Restricted Stock Plan, as further described in Proposal No. 3, if such Plan is approved by the stockholders. Non-employee directors will also be granted an option to purchase 2,500 shares of Common Stock annually, and new non-employee directors will be granted an option to purchase 5,000 shares of common stock in their first year of service. All of the stock options granted to the non-employee directors will be granted on the day of the Meeting (or date of election to the Board with respect to the new directors) at an exercise price equal to the closing price per share as reported on The NASDAQ National Market(sm) on such date and will become exercisable in equal annual increments over a four year period beginning one year from the date of grant. Stock option awards for the directors will be granted pursuant to the 1999 Performance Incentive Plan, as further described in Proposal No. 2, if such Plan is approved by the stockholders.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES SET FORTH HEREIN.

PROPOSAL NO. 2

                ADOPTION OF THE 1999 PERFORMANCE INCENTIVE PLAN

     The Company's stockholders are being asked to approve the 1999 Performance Incentive Plan (the "1999 Plan"), which was approved by the Board of Directors on February 23, 1999, subject to the approval by the Company's stockholders. The 1999 Plan has been implemented to allow the Board of Directors to create equity incentives for key employees. This assists the Company in attracting, retaining and motivating the best available talent and further aligns their interests with those of the shareholders. The request for 1 million shares to fund the 1999 Plan has been determined based in part on the existing management organization and salary structure. The 1999 Plan is not an effort to reprice existing options and the Board of Directors has no intent to reprice any existing options. The 1999 Plan will enable the Board of Directors to carry out a structured three-year incentive plan built around specific operating objectives. The Board of Directors believes that the 1 million share allotment will be sufficient to fund the incentive plans for three years. Accordingly, neither the Board of Directors or management currently expects to request further shares for option issuance until at least 2002. A majority of the expected incentive awards will be granted at share prices that are greater than the share price on the date of grant. This will ensure the performance sensitivity of the award. A copy of the 1999 Plan has been filed electronically with the Securities and Exchange Commission, but is not included in the printed version of the Proxy. A copy of the 1999 Plan can be obtained upon request sent to the Company's Secretary, James E. Winslow, at 4501 W. 47(th) Street, Chicago, IL 60632. The following is a summary of the material provisions of the 1999 Plan. Such discussion is qualified in its entirety by reference to the full text of the 1999 Plan.

SUMMARY OF THE MATERIAL PROVISIONS OF THE 1999 PLAN

GENERAL.

     The 1999 Plan provides for the grant of stock options to officers, key employees and non-employee directors of the Company, and of stock appreciation rights, restricted stock, performance grants and awards and other stock-based grants and awards to officers and key employees of the Company. The 1999 Plan provides for the issuance of a maximum of 1,000,000 shares of Common Stock plus any shares of Common Stock issued under the Plan that are forfeited back to the Company or are canceled and any shares that are tendered to the Company by a participant in the 1999 Plan as payment of the exercise price of any option granted pursuant to the Plan, in connection with the payment or settlement of any other grant or award made pursuant to the Plan or in payment of withholding for taxes incurred in connection with any award issued under the Plan. The market value per share of Common Stock on March 26, 1999 was approximately $9.00. The maximum number of shares which can be issued under the 1999 Plan is subject to adjustment in the event of stock splits, dividends, recapitalizations and other similar changes affecting the Company's Common Stock.

ADMINISTRATION.

     The 1999 Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). Subject to the terms and conditions of the 1999 Plan and the applicable laws and regulations, the Committee has full power and authority to select recipients of awards from among the eligible participants in the 1999 Plan, establish the types and terms of awards granted, reduce the amount of any award, prescribe the form of agreements and instruments evidencing awards granted under the 1999 Plan, require or permit a participant to defer any payment cash or shares of Common Stock that would otherwise be due to such participant under the 1999 Plan, interpret the 1999 Plan, and make all other determinations the Committee deems necessary or advisable for the administration and operation of the Plan.

TYPES OF AWARDS.

     STOCK OPTIONS. The 1999 Plan permits the grant of stock options as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or as non-qualified stock options. Incentive stock options may be granted only to employees of the Company.

     To the extent that the aggregate fair market value of Common Stock with respect to which incentive stock options issued by the Company are exercisable for the first time during any calendar year exceeds $100,000, such portion in excess of $100,000 may be treated as a non-qualified option as determined by the Committee. Non-qualified options to purchase 2,500 shares of Common Stock will be granted automatically to each non-employee director of the Company after the annual election by stockholders. New non-employee directors will receive non-qualified options to purchase 5,000 shares of Common Stock for their first year.

     The exercise price per share of any option granted under the 1999 Plan is determined by the Committee at the time of grant, but may not be less than 100% of the fair market value of the Common Stock at the time of grant. The term of each stock option is fixed by the Committee but, in the case of incentive stock options, may not exceed 10 years from the date of grant. Stock options are exercisable at such time(s) and subject to such terms and conditions as determined by the Committee. No option may be exercised, however, unless the holder thereof has continuously been an employee or non-employee director of the Company from the date of grant until the date of exercise of the option, subject to certain exceptions as determined by the Committee.

     STOCK APPRECIATION RIGHTS. Stock appreciation rights may be granted under the 1999 Plan either in tandem with stock options or on a free-standing basis to officers and other employees of the Company. Stock appreciation rights are exercisable at such times and in such manner as authorized by the Committee and the Committee may provide that a stock appreciation right will be automatically exercised on any specific date. No stock appreciation right may be exercised, however, unless the holder thereof has continuously been an employee or non-employee director of the Company from the date of grant until the date of exercise, subject to certain exceptions as determined by the Committee.

     RESTRICTED STOCK. Restricted stock grants available under the 1999 Plan provide for the holder thereof to receive shares of Common Stock free of restrictions on transfer (and such other restrictions as determined by the Committee), the holder must remain employed by the Company, subject to such exceptions permitted by the Committee, for a period of at least one year beginning on the date of grant and ending on any date designated by the Committee. The Committee may also establish performance goals that are required to be achieved by the Company as a condition to the lapse of the restrictions on any restricted stock award.

     PERFORMANCE GRANTS AND AWARDS. The Committee may grant to officers and other employees of the Company the right, expressed in units valued as established by the Committee, to receive payments of shares of Common Stock and/or cash based upon the Company's achievement of financial performance goals determined by the Committee over a period of time specified by the Committee, but not less than one year.

     OTHER STOCK-BASED AWARDS. Other stock-based awards that are denominated in units substantially equivalent to a hypothetical share of Common Stock or in other units may be granted to officers or employees of the Company under the 1999 Plan. These stock-based awards may be made in such forms and on such terms and conditions, including the Company's attainment of specific performance goals, as the Committee approves. Payment of such awards may be made in cash, shares of Common Stock or any combination thereof and at such times as determined by the Committee.

TRANSFERABILITY OF AWARDS.

     With certain limited exceptions in the discretion of the Committee, no grant or award under the 1999 Plan is transferable by the holder thereof except by will or the laws of descent and distribution. During the lifetime of a participant, stock options and stock appreciation rights issued under the 1999 Plan will be exercisable only by the participant and shares of Common Stock issued upon any such exercise or in settlement of any other award granted under the 1999 Plan will be payable only to the participant or his or her legal representative, subject to certain limited exceptions in the sole discretion of the Committee.

CHANGE IN CONTROL.

     In the event of a Change in Control of the Company (as defined in the 1999
Plan), unless otherwise determined by a majority of the continuing members of the Board of Directors, all stock options and stock appreciation rights then outstanding under the 1999 Plan will become fully exercisable, all restrictions on restricted stock outstanding under the 1999 Plan will be deemed satisfied and all performance grants and other stock-based grants outstanding under the 1999 Plan will be deemed fully earned at the target amount of the award specified in the grant agreement.

AMENDMENTS

     The Board of Directors may amend the 1999 Plan at any time. However, any amendment that increases the number of shares, or decreases the price, for which options may be granted requires stockholder approval and the amendment of any outstanding awards requires the consent of the holder of such award. The Board of Directors may terminate the 1999 Plan at any time prior to its expiration on May 19, 2009.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following information is a brief summary which relates only to certain federal income tax consequences in connection with the 1999 Plan. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

     NON-QUALIFIED STOCK OPTIONS. The holder of a non-qualified stock option granted under the 1999 Plan will not recognize any income at the time the option is granted. However, such holder will recognize income at the time he or she exercises the option in an amount equal to the difference between the exercise price of the option and the fair market value of the shares of Common Stock received on the date of exercise.

     The sale of shares issued pursuant to the exercise of a stock option will generally result in capital gain or loss. A holder's holding period will commence with the date such shares are issued to the holder by the Company, and his or her tax basis in such shares will equal fair market value of that date. Notwithstanding the foregoing, any holder who is subject to the trading restrictions of Section 16(b) of the Exchange Act ("Section 16(b)") would not recognize ordinary income until the date such trading restrictions terminate (the "Deferred Date"). The amount of such income would equal the excess of the fair market value on the Deferred Date of the shares of Common Stock received upon exercise of the stock option over the exercise price for such shares and the holding period for long-term capital gain would not begin until the Deferred Date.

     Holders subject to Section 16(b) can elect to recognize taxable income on the date of exercise. In such event, the amount of income to be recognized would equal the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price for such shares. The election to recognize taxable income on the date of exercise is to be made by filing an appropriate statement with the Internal Revenue Service on or before the 30th day after the exercise date.

     INCENTIVE STOCK OPTIONS. No income will be attributed to a holder on the grant of an incentive stock option and no income will be attributed to a holder to whom Common Stock is transferred on the exercise of an incentive stock option. Upon a disposition of the shares issued upon exercise of such incentive stock option, the holder will recognize capital gain. However, if the holder fails to hold the shares he or she acquires through the exercise of an incentive stock option for the later of (i) two years after the incentive stock option is granted or (ii) one year after the Common Stock is transferred to him or her, then upon disposition of the shares, the holder will recognize income, a portion of which is ordinary income. Of the gain realized on disposition of the shares, the portion that is ordinary income is equal to the lesser of: (i) the fair market, value of the shares on the date of exercise, minus the exercise price, or (ii) the amount realized on disposition on the shares, minus the exercise price. Any gain in excess of this amount is capital gain.

     STOCK APPRECIATION RIGHTS. Upon the exercise of a stock appreciation right, the holder of such right will recognize compensation income in an amount equal to the cash received plus the fair market value of the Common Stock received from such exercise. The holder's tax basis in the shares of Common Stock received in the exercise will be equal to the compensation income recognized with respect to the Common Stock. The holder's holding period for shares acquired pursuant to the exercise of a stock appreciation right begins on the exercise date.

     Holders of awards under the 1999 Plan will be subject to applicable income tax withholding requirements.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE 1999 PERFORMANCE INCENTIVE PLAN.

PROPOSAL NO. 3

              ADOPTION OF THE 1999 DIRECTORS RESTRICTED STOCK PLAN

     The Company's stockholders are being asked to approve the 1999 Directors Restricted Stock Plan (the "Director Plan"), which was approved by the Board of Directors on December 9, 1997, subject to the approval by the Company's stockholders. The purpose of the Director Plan is to encourage ownership of shares of the Company's Common Stock by directors, and to provide additional incentive for such persons to promote the success of the Company. A copy of the Director Plan has been filed electronically with the Securities and Exchange Commission, but is not included in the printed version of the Proxy. A copy of the Director Plan can be obtained upon request sent to the Company's Secretary, James E. Winslow, at 4501 W. 47th Street, Chicago, IL 60632. The following is a summary of the material provisions of the Director Plan. Such discussion is qualified in its entirety to the full text of the Director Plan.

SUMMARY OF THE MATERIAL PROVISIONS OF THE DIRECTOR PLAN

     As described above in this Proxy Statement, directors of the Company receive certain fees for attending director and committee meetings and for serving as the chairman of a committee. In certain cases, such fees are payable in Common Stock and, in other cases, directors are entitled to elect to receive such fees in cash or Common Stock. The Director Plan is intended to provide a means for the issuance of restricted shares of Common Stock to the non-employee directors of the Company when such fees are payable in Common Stock. See "Election of Directors -- Compensation of Directors." All non-employee members of the Board of Directors of the Company are eligible to participate in the Director Plan, which includes seven directors of the Company. The Director Plan provides for the issuance of shares of Common Stock which the Board may subject to a substantial risk of forfeiture within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended, except, in the Board's discretion upon a change of control of the Company. During any period in which a substantial risk of forfeiture is imposed, the transferability of the shares will be restricted, which may include rights of repurchase or first refusal or subjecting the shares to a continuing substantial risk of forfeiture in the hands of a transferee. Up to a maximum 100,000 shares of Common Stock may be issued subject to the Director Plan. The market value of such shares on March 26, 1999 was approximately $900,000. Each issuance of shares shall be evidenced by an agreement executed on behalf of the Company which specifies the terms and restrictions, if any.

     The maximum number of shares which can be issued under the Director Plan may be subject to an adjustment in the event of stock splits, dividends, recapitalization and other similar changes affecting the Company's Common Stock. The Director Plan is administered by the Board of Directors (the "Board"). The Board has the complete discretion to interpret the Director Plan and to adopt, amend and rescind rules and regulations for implementing and administering this plan, except that no amendment may increase the maximum number of shares available under the Director Plan or otherwise cause Rule 16b-3 under the Exchange Act to become inapplicable to the Director Plan without approval of the Company's stockholders. The Board may take any action with respect to restricted stock held by a director whose service is terminated by reason of death, disability, retirement or otherwise.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE 1999 DIRECTORS RESTRICTED STOCK PLAN.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's Common Stock, to file with the SEC initial reports of beneficial ownership ("Form 3") and reports of changes in ownership of the Company's Common Stock and other equity securities of the Company ("Form 4"). Executive officers, directors, and greater than 10% stockholders of the Company are required by SEC regulations to furnish the Company with copies of all
Section 16(a) reports that they file.

     Based solely upon review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 1998 fiscal year, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with except Stephen R. Brian, an executive officer who inadvertently reported one transaction in a late Form 4 filling.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and each other executive officer of the Company (collectively, the "Named Executive Officers"), during each of the Company's last three fiscal years. The Company named Stephen R. Brian as President and Chief Operating Officer of the Company, effective January 1, 1998, and as such, Mr. Brian's compensation prior to 1998 is not required to be reported in the following table.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                            COMPENSATION
                                                    ANNUAL COMPENSATION        AWARD
                                                   ----------------------   ------------
                                                                             SECURITIES     ALL OTHER
                                                                             UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                 YEAR   SALARY ($)   BONUS ($)    OPTIONS #        ($)(1)
---------------------------                 ----   ----------   ---------    ----------    ------------
James R. Tennant(3).......................  1998    $350,000    $382,884          -0-        $ 9,476
Chairman of the Board and Chief Executive   1997     288,750     314,913      250,000          8,775
Officer of HPI                              1996     250,000     125,000      200,000         13,161
Stephen R. Brian(4).......................  1998     265,000     193,453      100,000         19,076(2)
Chief Operating Officer and President of    1997         n/a         n/a          n/a            n/a
HPI                                         1996         n/a         n/a          n/a            n/a
James E. Winslow(5).......................  1998     205,000     164,652          -0-          9,476
Executive Vice President, Chief Financial   1997     185,785     143,714       20,000          8,775
Officer and Secretary of HPI                1996     173,262      60,000       25,000         10,576

-------------------------
(1) Reflects amounts contributed by the Company to the Company's Profit Sharing/401(k) Plan and Trust.

(2) Reflects a car allowance of $800 per month as well as amounts contributed by the Company to the Company's Profit Sharing/401(k) Plan and Trust.

(3) The 1998 Bonus excludes $103,600 which was converted into 10,632 Share Units and deferred pursuant to the Company's Executive Incentive Plan ("EIP"). See "Long-Term Incentive Plan -- Awards in Last Fiscal Year." The 1997 Bonus excludes $107,625 which was converted into 10,058 Share Units and deferred pursuant to the EIP.

(4) Effective January 18, 1999, Mr. Brian terminated his employment to pursue other interests.

(5) The 1998 Bonus excludes $40,180 which was converted into 4,124 Share Units and deferred pursuant to the Company's EIP. See "Long-Term Incentive Plan -- Awards in Last Fiscal Year." The 1997 Bonus excludes $42,538 which was converted into 3,975 Share Units and deferred pursuant to the EIP.

LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR

     The table below represents the value as of December 26, 1998 of the deferred portions of the awards earned in fiscal 1998 under the Executive Incentive Bonus Plan. The awards are to be paid in three annual installments as soon as practicable following the closing of fiscal 2000, 2001 and 2002. The number of Share Units awarded for 1998 was determined by dividing the total dollar amount of the deferred award by the average trading price of the Company's common stock for the final twenty trading days of the fiscal year (as defined in the Plan). It is presently estimated that 70% of the Share Units will be converted to shares of the Company's common stock and 30% of the Share Units will be converted to cash.

     The value of the 1998 deferred awards as of December 26, 1998 is determined by multiplying the number of Share Units awarded under the Executive Incentive Plan by the last reported sale price of the Company's common stock as reported on the NASDAQ National Market(sm) on the last business day of the Company's fiscal year (December 24, 1998, $9.50/sh).

               LONG-TERM INCENTIVE PLAN -- AWARDS IN FISCAL 1998

                                            VALUE OF DEFERRED
                                               AWARD AS OF      SHARE UNITS
NAME OF EXECUTIVE                               12/26/98             #
-----------------                           -----------------   -----------
James R. Tennant..........................      $101,004          10,632
Stephen R. Brian..........................           -0-             -0-
James E. Winslow..........................        39,178           4,124

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information on option exercises in fiscal 1998 by the Named Executive Officers and the value of such officers' unexercised options at December 26, 1998.

                                 SHARES
                                ACQUIRED                 NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED IN
                                   ON       VALUE             OPTIONS AT               THE MONEY OPTIONS AT
             NAME               EXERCISE   REALIZED       FISCAL YEAR-END(1)            FISCAL YEAR-END(3)
             ----               --------   --------   ---------------------------   ---------------------------
                                                      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                                      -----------   -------------   -----------   -------------
James R. Tennant..............    -0-        $-0-       371,668        433,332      $1,215,005     $  599,995
Stephen R. Brian(2)...........    -0-         -0-           -0-        100,000             -0-            -0-
James E. Winslow..............    -0-         -0-        20,067         85,033          50,352        216,423

-------------------------
(1) Future exercisability is subject to vesting and the optionee remaining employed by the Company.

(2) Mr. Brian terminated his employment with the Company on January 18, 1999. All of the options expired on April 18, 1999, as Mr. Brian failed to exercise the options within three months of his termination.

(3) Value is calculated by subtracting the exercise price from the assumed fair market value of the securities underlying the option at fiscal year end and multiplying the result by the number of "in-the-money" options held. There is no guarantee that if and when these options are exercised they will have this value. Fair market value was calculated based upon the last reported sale price per share of the Company's Common Stock as reported on the Nasdaq National Market on the last business day of the Company's fiscal year, December 24, 1998 ($9.50).

OPTION GRANTS IN LAST FISCAL YEAR

     Neither Mr. Tennant nor Mr. Winslow received stock option grants in 1998. Mr. Brian was awarded 100,000 options in 1998; however, these options expired on April 18, 1999 upon his failure to exercise the options within three months of his termination of employment with the Company. Mr. Brian terminated his employment on January 18, 1999.

EMPLOYMENT AGREEMENTS

     James R. Tennant is employed as Chairman of the Board and Chief Executive Officer of the Company pursuant to an employment agreement dated as of January 1, 1997, as amended on October 13, 1998. Such employment agreement expires on December 31, 1999, with automatic one year extensions thereafter unless canceled by either party. The employment agreement provides for an annual base salary of $350,000. Mr. Tennant is also entitled to receive a discretionary bonus, based on the Company's financial performance, as well as to receive incentive bonuses subject to the terms of the Executive Incentive Plan and the Management Incentive Plan. If the Company does not renew Mr. Tennant's employment agreement for any renewal year after December 31, 1999, Mr. Tennant will be entitled to receive a severance payment of $250,000, payable in twelve monthly installments, and may exercise options which have vested prior to such date. If Mr. Tennant's employment is terminated after a change in control of the Company, Mr. Tennant is entitled to receive a $500,000 severance payment and all of his stock options will immediately vest. In the event that the Company is sold for a price of $5.50 per share or more in a stock sale or asset sale and Mr. Tennant is employed by the Company on the closing of any such event, Mr. Tennant will be entitled, at his option, to (i) receive a $1,000,000 payment from the Company or
(ii) exercise all stock options he holds as if they were then available and vested. Mr. Tennant's employment agreement provided for the granting of 350,000 options to purchase Common Stock, (100,000 options at $6.00/share; 175,000 options at $7.00/share; and 75,000 at $8.00/share). The 350,000 options vest one-third each year beginning on January 1, 1997. As amended on October 13, 1998, Mr. Tennant may exercise the vested portion of these options at any time prior to April 30, 2005. Mr. Tennant was granted additional stock options for 200,000 shares at a price of $5.00 per share, which vest in equal increments over a three year period. As amended on October 13, 1998, Mr. Tennant may exercise the vested portion of these options at any time prior to April 30, 2005. The principal terms of Mr. Tennant's January 1, 1997, as amended, employment agreement, including the grant of additional stock options at an exercise price of $5.00 per share, were included in an agreement between the Company and Mr. Tennant dated September 19, 1996. The last reported sale price of the Company's Common Stock on The NASDAQ National Market(sm) on September 19, 1996 was $5.00 per share.

     Prior to his departure from the Company on January 18, 1999, Stephen R. Brian was employed by the Company as President and Chief Operating Officer. Mr. Brian had an employment contract, which he and the Company mutually agreed to terminate upon his resignation from the Company to pursue other interests.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Jeffrey C. Rubenstein, a director of the Company and a member of the Executive Compensation Committee is a senior principal with the law firm Much Shelist Freed Denenberg Ament & Rubenstein, P.C., which serves as general counsel to the Company. Legal fees paid to Mr. Rubenstein's firm were neither material to the Company or to his firm. Mr. Rubenstein, as executor of the Meyer
J. Ragir Estate, executor of the Norma L. Ragir Estate, a director of the Ragir Foundation, and co-trustee of the Ragir Trusts, exercises either sole or shared voting and investment power with respect to 513,358 shares of the Company's Common Stock, or 6.8% of the outstanding shares of Common Stock as of March 26, 1999. The Company's principal office and a manufacturing facility in Chicago, Illinois is owned by the Ragir Gift Trust, of which Mr. Rubenstein serves as co-trustee.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee ("Committee") determines and administers the compensation of the Company's executive officers. The Committee is comprised entirely of non-employee directors.

COMPENSATION PHILOSOPHY

     At the direction of the Board of Directors and pursuant to the charter of the Committee, the Committee endeavors to ensure that the compensation programs for executive officers of the Company are effective in attracting and retaining key executives responsible for the success of the Company and are administered in an appropriate fashion in the long-term interests of the Company. The Committee actions related to the compensation of the chief executive officer and the chief financial officer of the Company are submitted to the full Board of Directors for ratification.

     The Committee believes that the Company's overall financial performance should be an important factor in the total compensation of the Company's executive officers. At the executive officer level, the Committee has a policy that a significant portion of the total compensation should consist of variable, performance-based components, such as stock awards and bonuses, which can increase or decrease to reflect changes in corporate and individual performance. These incentive compensation programs are intended to reinforce management's commitment to enhancement of profitability and stockholder value.

     The Committee takes into account various qualitative and quantitative indicators of Company and individual performance in determining the level and composition of compensation for the chief executive officer and other executive officers. While the Committee considers such Company performance measures as net income, earnings per share, return on average stockholders' equity, return on capital employed and return on average total assets, the Committee does not apply any specific quantitative formula in making compensation decisions. However, the Executive Incentive Plan and the Management Incentive Plan are based on specific Company performance measures of return on capital employed and the attainment of certain budgeted goals, respectively. The Committee also appreciates the importance of achievements that may be difficult to quantify and, accordingly, recognizes qualitative factors, such as successful supervision of major corporate projects, demonstrated leadership ability and contributions to the industry.

     Where possible, the Committee will attempt to evaluate the total compensation of the Company's chief executive officer and other executive officers in light of information regarding the compensation practices and corporate financial performance of a peer group consisting of competitive companies of similar asset size. From time to time, the Committee also receives assessments and advice regarding the Company's compensation practices from independent compensation consultants.

BASE SALARY

     Base salaries for the chief executive officer and other executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer's position. Salaries are reviewed periodically and adjusted as warranted to reflect sustained individual executive officer's performance. The Committee focuses primarily on total annual compensation, including incentive awards, rather than base salary alone, as the appropriate measure of executive officer performance and contribution.

PERFORMANCE BASED COMPENSATION

     EXECUTIVE INCENTIVE PLAN. The Executive Incentive Plan ("EIP") applies to the Company's senior executive management. The purpose of the EIP is to make available to the participants, a portion of their total compensation in the form of an incentive opportunity when they discharge their duties in a manner which makes a measurable contribution to the Company's earnings and achieves a predetermined return on capital employed goal. While the EIP provides annual incentive opportunity, it also focuses on long-term results.

     MANAGEMENT INCENTIVE PLAN. The Management Incentive Plan, ("MIP") applies to executive officers and key employees of the Company. Participants are eligible to earn an annual incentive award based on the attainment of pre-approved Company and subsidiary goals. Participants are assigned a target incentive award stated as a percent of their salary, based on a participant's duties and responsibilities. The target incentive award is calculated at the end of the fiscal year based upon the attainment of predetermined goals.

STOCK OPTIONS

     In recommending grants under the various stock option plans, the Committee considers various quantitative and qualitative factors. The number of options previously awarded to and held by executive officers and key employees is reviewed but is only one factor in determining the size of current option grants.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Compensation of the Chief Executive Officer for the 1998 fiscal year was determined pursuant to the terms of Mr. Tennant's employment agreement. Mr. Tennant also participates in the Executive Incentive Plan for senior executives as well as the Management Incentive Plan.

                                 Compensation Committee
                                 Marshall Ragir
                                 Jeffrey C. Rubenstein
                                 Joel Spungin

     The report of the Compensation Committee and the performance graph included in "Company Stock Performance" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings under either the 1933 Act or the 1934 Act (together, the "Acts"), except to the extent that the Company specifically incorporates such report or graph by reference; and further, such report and graph shall not be deemed filed under the Acts.

                           COMPANY STOCK PERFORMANCE

     The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return on the NASDAQ Market Index and a selected industry index (SIC code 3089 -- Plastics Products N.E.C.). The graph is for a period of five years and assumes $100 was invested on December 26, 1993. Cumulative total return assumes that dividends, if any, were reinvested. The cumulative total return set forth in the graph is not necessarily indicative of future returns.

                     ASSUMES $100 INVESTED ON DEC. 26, 1993
                          ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING DEC. 26, 1998
                               PERFORMANCE GRAPH

                                                      HOME PRODUCTS              SIC CODE INDEX            NASDAQ MARKET INDEX
                                                      -------------              --------------            -------------------
'12/26/93'                                               100.00                      100.00                      100.00
'12/31/94'                                                63.16                       98.28                      104.99
'12/30/95'                                                78.95                      119.13                      136.18
'12/26/96'                                               115.79                      153.42                      169.23
'12/27/97'                                               164.91                      188.19                      207.00
'12/26/98'                                               139.47                      187.15                      291.96

                                12/26/93    12/31/94    12/30/95    12/26/96    12/27/97    12/26/98
                                --------    --------    --------    --------    --------    --------
Home Products...............    $100.00     $ 63.16     $ 78.95     $115.79     $164.91     $ 139.47
SIC Code Index..............     100.00       98.28      119.13      153.42      188.19       187.15
NASDAQ Market Index.........     100.00      104.99      136.18      169.23      207.00       291.96

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has appointed Arthur Andersen LLP, independent public accountants, as independent auditors to examine the annual consolidated financial statements of the Company and its subsidiary companies for 1999. Arthur Andersen LLP has served as the Company's independent auditors since 1996. A representative of Arthur Andersen LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to stockholders' questions.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders has accompanied this Proxy Statement. The Company's Annual Report on Form 10-K for the fifty-two weeks ended December 26, 1998, as filed with the Securities and Exchange Commission, is available without charge to any stockholder upon written request to James E. Winslow, Investor Relations, Home Products International, Inc., 4501 West 47th Street, Chicago,

Illinois 60632. Copies of exhibits filed with the Form 10-K will be furnished, if requested, upon payment of the Company's reasonable expenses in furnishing those materials.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals submitted for evaluation as to inclusion in the proxy materials for the Company's 2000 annual meeting of stockholders must be received by the Company not later than 5:00 pm central standard time on December 20, 1999, at the Company's principal executive offices at 4501 West 47th Street, Chicago, Illinois 60632.

                                 OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named as proxies in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment.
                                          For the Board of Directors,
                                          JAMES R. TENNANT

                                          James R. Tennant
                                          Chairman of the Board
Chicago, Illinois
April 19, 1999

                                                                       EXHIBIT A

                        HOME PRODUCTS INTERNATIONAL, INC.
                      1999 DIRECTORS RESTRICTED STOCK PLAN


         1. PURPOSE. The purpose of this 1999 Directors Restricted Stock Plan (the "PLAN") is to further the success of Home Products International, Inc., a Delaware corporation (the "COMPANY"), by attracting and retaining highly qualified individuals for service as directors of the Company or any of the Company's Subsidiaries (as defined below) and to provide to such persons incentives and rewards relating to the Company's business plans.

         2. DEFINITIONS. As used in this Plan, in addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

                  (a) "BOARD" means the Board of Directors of the Company or, pursuant to any delegation by the Board to the Compensation Committee pursuant to Section 8, the Compensation Committee, as it may exist from time to time.

                  (b) "CHANGE IN CONTROL" shall have the meaning set forth by the Board.

                  (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  (d) "COMMON SHARES" means shares of common stock of the Company.

                  (e) "COMPENSATION COMMITTEE" means any committee which is appointed by the Board from time to time as its compensation committee, and which so long as the Company has a class of equity securities traded on a securities exchange or automated quotation system must consist solely of Non-Employee Directors, each of whom will be a disinterested person within the meaning of Rule 16b-3 (as defined hereinafter).

                  (f) "DATE OF GRANT" means the date determined in accordance with the Board's authorization on which a grant of Restricted Shares becomes effective.

                  (g) "FORM OF RESTRICTED SHARE GRANT" means the form adopted by the Board for the transfer or issuance of Restricted Shares pursuant to Section 4 hereof, which form may be amended by the Board from time to time.

                  (h) "NON-EMPLOYEE DIRECTOR" means a director of the Company who is not a full-time employee of the Company or any Subsidiary.

                  (i) "PARTICIPANT" means a person who is approved by the Board to receive benefits under this Plan and who is at the time a director of the Company or any one or more of its Subsidiaries, if any, or who has agreed to commence serving in such capacity.

                  (j) "RESTRICTED SHARES" means Common Shares issued pursuant to
Section 4 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in Section 4 has expired.

                  (k) "RULE 16B-3" means rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") (or any successor rule substantially to the same effect), as in effect from time to time.

                  (l) "SUBSIDIARY" means any corporation with respect to which the Company directly or indirectly owns stock possessing 50% or more of the voting power, as described in Section 424(f) of the Code.

         3. SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in Section 6, the number of Common Shares that may be issued or transferred under this Plan as Restricted Shares and released from substantial risks of forfeiture thereof may not exceed a maximum of ______________________. Common Shares issued under this Plan may be shares of original issuance or treasury shares or a combination of the foregoing.

         4. RESTRICTED SHARES. The Board may authorize the issuance or transfer of Restricted Shares to Participants. Each such grant will be in accordance with the following provisions:

                  (a) Each such issuance or transfer will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend, and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer provided below.

                  (b) Each such issuance or transfer may be made without additional consideration.

                  (c) Each such issuance or transfer will provide that the Restricted Shares covered thereby will be subject, except (if the Board so determines) in the event of a Change in Control or other event specified in the agreement referred to in Section 4(e), for a period to be determined by the Board at the Date of Grant, to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code.

                  (d) Each such issuance or transfer will provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares will be prohibited or restricted in the manner and to the extent prescribed in or pursuant to the agreement referred to in Section 4(e) (which restrictions may include, without limitation, rights of repurchase or first refusal or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

                  (e) Each issuance or transfer of Restricted Shares will be evidenced by an agreement executed on behalf of the Company by any officer or director of the Company and delivered to and accepted by the Participant and containing such terms and provisions as the Board may approve except that in no event will any such agreement include any provision prohibited by the express terms of the Plan. The agreement shall be consistent with the Form of Restricted Share Grant adopted by the Board for the purpose of issuing Restricted Shares. All certificates representing Restricted Shares will be held in custody by the Company until all restrictions thereon have lapsed, together with a stock power executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Restricted

Shares, which may be executed by any officer of the Company upon a determination by the Board that an event causing the forfeiture of the Restricted Shares has occurred.

         5. TRANSFERABILITY. The Board may specify at the Date of Grant that part or all of the Common Shares that are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 4 will be subject to further restrictions on transfer.

         6. ADJUSTMENTS. In the event of:

                  (a) any stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company,

                  (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or

                  (c) any other corporate transaction or event having an effect similar to any of the foregoing,

the Board may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 as the Board may determine is appropriate to reflect any transaction or event described in this Section 6.

         7. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local, or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements may include relinquishment of a portion of such benefit.

         8. ADMINISTRATION OF THE PLAN.

                  (a) This Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to the Compensation Committee.

                  (b) The Board will take such actions as are required to be taken by it hereunder, may take the actions permitted to be taken by it hereunder, and will have the authority from time to time to interpret this Plan and to adopt, amend, and rescind rules and regulations for implementing and administering this Plan. All such actions will be in the sole discretion of the Board, and when taken, will be final, conclusive, and binding. Without limiting the generality or effect of the foregoing, the interpretation and construction by the Board of any provision of this Plan or of any agreement, notification, or document evidencing the grant of Restricted Shares and any determination by the Board in its sole discretion pursuant to any provision of this Plan or of any such agreement, notification, or document, will be final and conclusive. Without limiting the generality or effect of any provision of the Certificate of

Incorporation of the Company, no member of the Board will be liable for any such action or determination made in good faith.

                  (c) The provisions of Section 4 will be interpreted as authorizing the Board, in taking any action under or pursuant to this Plan, to take any action it determines in its sole discretion to be appropriate subject only to the express limitations therein contained and no authorization in any such Section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Board.

                  (d) The existence of this Plan or any right granted or other action taken pursuant hereto will not affect the authority of the Board or the Company to take any other action, including in respect of the grant or award of any option, security, or other right or benefit, whether or not authorized by this Plan, subject only to limitations imposed by applicable law as from time to time applicable thereto.

         9. AMENDMENTS, ETC.

                  (a) This Plan may be amended from time to time by the Board but without further approval by a majority of the stockholders of the Company present in person or by proxy at a meeting of the Company's stockholders and entitled to vote generally in the election of directors or as may be otherwise required by Rule 16b-3, no such amendment will (i) increase the maximum number of Common Shares pursuant to Section 3 in any material amount (except that adjustments and additions authorized by this Plan will not be limited by this provision) or (ii) cause Rule 16b-3 to become inapplicable to this Plan during any period in which the Company has any class of equity securities registered pursuant to Section 13 or 15 of the Exchange Act.

                  (b) The Board may, with the concurrence of the affected Participant, cancel any agreement evidencing any award granted under this Plan. In the event of such cancellation, the Board may authorize the granting of new awards hereunder (which may or may not cover the same number of Common Shares which had been the subject of the prior award) in such manner and subject to such other terms, conditions, and discretions as would have been applicable under this Plan had the canceled award not been granted.

                  (c) In case of termination of service as a director by reason of death, disability, or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 5, the Board may take such action as it deems equitable in the circumstances or in the best interests of the Company, including without limitation waiving or modifying any other limitation or requirement under any such award.

                  (b) This Plan will not confer upon any Participant any right with respect to continuance of service as a director of the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Participant's service at any time.

                  (e) This Plan will be governed by and constructed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof. If any provision of this Plan is held to be invalid or unenforceable, no other provision of this Plan will be affected thereby.

                  (f) This Plan shall be effective upon adoption by the Board of Directors, but the Plan shall be void unless it is approved by the Company's stockholders within the earlier of the date of the Company's next annual meeting of stockholders and twelve (12) months after the date the Plan is adopted by the Board of Directors. Subject to the foregoing condition, Restricted Shares may be granted pursuant to the Plan from time to time within the period commencing upon adoption of the Plan by the Board and ending ten (10) years after the earlier of such adoption and the approval of the Plan by the stockholders.

                                                                       EXHIBIT B



                                                                          DRAFT
                                                         SUBJECT TO SHAREHOLDER
                                                                       APPROVAL

                       1999 PERFORMANCE INCENTIVE PLAN OF
                        HOME PRODUCTS INTERNATIONAL, INC.

1.  PURPOSE.

The purposes of the 1999 Performance Incentive Plan of Home Products International, Inc. (the "Plan") are to advance the interests of the Company and its shareholders by strengthening the ability of the Company to attract, retain and reward highly qualified non-employee directors, officers and other employees, to motivate officers and other selected employees to achieve business objectives established to promote the long-term growth, profitability and success of the Company, and to encourage ownership of the Common Stock of the Company by participating non-employee directors, officers and other selected employees. The Plan authorizes performance-based stock and cash incentive compensation in the form of stock options, stock appreciation rights, restricted stock, performance grants and awards, and other stock-based grants and awards.

2.  DEFINITIONS.

For the purposes of the Plan, the following terms shall have the following meanings:

(a) "ADJUSTED NET INCOME" means, with respect to any calendar or other fiscal year of the Company, the amount reported as "Net Income" in the audited Consolidated Income Statement of the Company and Subsidiaries for such year (as set forth in the Company's Annual Report to Shareholders for such year), adjusted to exclude any of the following items: (i) extraordinary items (as described in Accounting Principles Board Opinion No. 30); (ii) gains or losses on the disposition of discontinued operations; (iii) the cumulative effects of changes in accounting principles; (iv) the writedown of any asset; and (v) charges for restructuring and rationalization programs.

(b) "ANNUAL NET INCOME PER SHARE" means, with respect to any calendar or other fiscal year of the Company in respect of which a determination thereof is being or to be made, the Adjusted Net Income for such year divided by the average number of shares of Common Stock outstanding during such year.

(c) "AWARD" means any payment or settlement in respect of a grant made pursuant to the Plan, whether in the form of shares of Common Stock or in cash, or in any combination thereof.

(d) "BOARD OF DIRECTORS" means the Board of Directors of the Company.

(e) "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute thereto, together with the published rulings, regulations and interpretations duly promulgated thereunder.

(f) "COMMITTEE" means the committee of the Board of Directors established and constituted as provided in Section 5 of the Plan.

(g) "COMMON STOCK" means the common stock, $0.01 par value, of the Company, or any security issued by the Company in substitution or exchange therefor or in lieu thereof.

(h) "COMMON STOCK EQUIVALENT" means a Unit (or fraction thereof, if authorized by the Committee) substantially equivalent to a hypothetical share of Common Stock, credited to a Participant and having a value at any time equal to the Fair Market Value of a share of Common Stock (or such fraction thereof) at such time.

(i) "COMPANY" means Home Products International, Inc., a Delaware corporation, or any successor corporation.

(j) "COVERED EMPLOYEE" means any person who is a "covered employee" within the meaning of Section 162(m) of the Code.

(k) "CUMULATIVE NET INCOME" means, in respect of any Performance Period, the aggregate cumulative amount of the Adjusted Net Income for the calendar or other fiscal years of the Company during such Performance Period.

(l) "CUMULATIVE NET INCOME PER SHARE" means, in respect of any Performance Period, the aggregate cumulative amount of the Annual Net Income Per Share for the calendar or other fiscal years of the Company during such Performance Period.

(m) "DIVIDEND EQUIVALENT" means, in respect of a Common Stock Equivalent and with respect to each dividend payment date for the Common Stock, an amount equal to the cash dividend on one share of Common Stock payable on such dividend payment date.

(n) "EMPLOYEE" means any individual, including any officer of the Company, who is on the active payroll of the Company or a Subsidiary at the relevant time.

(o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, including all rules and regulations promulgated thereunder.

(p) "FAIR MARKET VALUE" means, in respect of any date on or as of which a determination thereof is being or to be made, the closing sale price of the Common Stock reported on The NASDAQ National Market on such date or any other national securities market which is the principle market in which the Common Stock is traded, or, if the Common Stock was not traded on such date, on the next preceding day on which sales of shares of the Common Stock were reported on The NASDAQ National Market or any other national securities market which is the principle market in which the Common Stock is traded.

(q) "INCENTIVE STOCK OPTION" means any option to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the

Code, or any successor provision thereof.

(r) "NON-EMPLOYEE DIRECTOR" means any director of the Company who is not an employee of the Company or any Subsidiary of the Company.

(s) "NON-QUALIFIED STOCK OPTION" means any option to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

(t) "PARTICIPANT" means any Employee of the Company or a Subsidiary who receives a grant or Award under the Plan. In addition, the term "Participant" also means any Non-Employee Director of the Company who receives a Non-Qualified Stock Option grant under the Plan.

(u) "PERFORMANCE GRANT" means a grant made pursuant to Section 9 of the Plan, the Award of which is contingent on the achievement of specific Performance Goals during a Performance Period, determined using a specific Performance Measure, all as specified in the grant agreement relating thereto.

(v) "PERFORMANCE GOALS" mean, with respect to any applicable grant made pursuant to the Plan, the one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measure during the specified Performance Period, all as set forth in the related grant agreement.

(w) "PERFORMANCE MEASURE" means, with respect to any applicable grant made pursuant to the Plan, one or more of the criteria identified at Section 9(c) of the Plan selected by the Committee for the purpose of establishing, and measuring attainment of, Performance Goals for a Performance Period in respect of such grant, as provided in the related grant agreement.

(x) "PERFORMANCE PERIOD" means, with respect to any applicable grant made pursuant to the Plan, the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select during which the attainment of one or more Performance Goals will be measured to determine whether, and the extent to which, a Participant is entitled to receive payment of an Award pursuant to such grant.

(y) "PLAN" means this 1999 Performance Incentive Plan of the Company, as set forth herein and as hereafter amended from time to time in accordance with the terms hereof.

(z) "RESTRICTED STOCK" means shares of Common Stock issued pursuant to a Restricted Stock Grant under Section 8 of the Plan so long as such shares remain subject to the restrictions and conditions specified in the grant agreement pursuant to which such Restricted Stock Grant is made.

(aa) "RESTRICTED STOCK GRANT" means a grant made pursuant to the provisions of
Section 8 of the Plan.

(bb) "STOCK APPRECIATION RIGHT" means a grant in the form of a right to benefit from the appreciation of the Common Stock made pursuant to Section 7 of the Plan.

(cc) "STOCK OPTION" means and includes any Non-Qualified Stock Option and any Incentive Stock Option granted pursuant to Section 6 of the Plan.

(dd) "SUBSIDIARY" means any corporation or entity in which the Company directly or indirectly owns or controls 50% or more of the equity securities issued by such corporation or entity having the power to vote for the election of directors.

(ee) "UNIT" means a bookkeeping entry used by the Company to record and account for the grant, settlement or, if applicable, deferral of an Award until such time as such Award is paid, canceled, forfeited or terminated, as the case may be, which, except as otherwise specified by the Committee, shall be equal to one Common Stock Equivalent.

3.  EFFECTIVE DATE; TERM.

(a) EFFECTIVE DATE. The Plan shall be effective on May 19, 1999, upon approval by the shareholders of the Company at the 1999 annual meeting of shareholders or any adjournments thereof.

(b) TERM. The Plan shall remain in effect until May 19, 2009, unless sooner terminated by the Board of Directors. Termination of the Plan shall not affect grants and Awards then outstanding.

4. SHARES OF COMMON STOCK SUBJECT TO PLAN.

(a) MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN. The maximum aggregate number of shares of Common Stock which may be issued pursuant to the Plan, subject to adjustment as provided in Section 4(b) of the Plan, shall be _________, plus (i) any shares of Common Stock issued under the Plan that are forfeited back to the Company or are canceled, and (ii) any shares of Common Stock that are tendered, whether by physical delivery or by attestation, to the Company by a Participant as full or partial payment of the exercise price of any Stock Option granted pursuant to the Plan, in connection with the payment or settlement of any other grant or Award made pursuant to the Plan, or in payment of any applicable withholding for federal, state, city, local or foreign income, payroll or other taxes incurred in connection with the exercise of any Stock Option or Stock Appreciation Right granted under the Plan or the receipt or settlement of any other grant or Award under the Plan. The shares of Common Stock that may be issued under the Plan may be authorized and unissued shares or issued shares that have been reacquired by the Company. No fractional share of the Common Stock shall be issued under the Plan. Awards of fractional shares of the Common Stock, if any, shall be settled in cash.

(b) ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE. In the event of any change in the capital structure, capitalization or Common Stock of the Company such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Board of Directors in its discretion may deem appropriate to reflect such change shall be made with respect to: (i) the maximum number of shares of Common Stock which may be (1) issued pursuant to the Plan, (2) the subject of any type of grant or Award under the Plan, and (3) granted, Awarded or issued to any Participant pursuant to any provision of the Plan; (ii) the number of shares of Common Stock subject to any outstanding Stock Option, Stock Appreciation Right or other grant or Award made to any Participant under the Plan; (iii) the per share exercise price in respect of any outstanding Stock Options and Stock Appreciation Rights; (iv) the number of shares of Common Stock and the number of Units or the value of such Units, as the case may be, which are the subject of grants and Awards then outstanding under the Plan; and (v) any other term or condition of any grant affected by any such change.

5.  ADMINISTRATION.

(a) THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board of Directors to be appointed from time to time by the Board of Directors and comprised of not less than two of the then members of the Board of Directors who qualify as "non-employee directors" within the meaning of Rule 16(b)-3 promulgated under the Exchange Act and as "outside directors" within the meaning of Section 162(m) of the Code. Members of the Committee shall serve at the pleasure of the Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the acts of a majority of the members present at any meeting at which a quorum is present shall be the acts of the Committee. Any one or more members of the Committee may participate in a meeting by conference telephone or similar means where all persons participating in the meeting can hear and speak to each other, which participation shall constitute presence in person at such meeting. Action approved in writing by a majority of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held. The Company shall make grants and effect Awards under the Plan in accordance with the terms and conditions specified by the Committee, which terms and conditions shall be set forth in grant agreements and/or other instruments in such forms as the Committee shall approve.

(b) COMMITTEE POWERS. The Committee shall have full power and authority to operate and administer the Plan in accordance with its terms. The powers of the Committee include, but are not limited to, the power to: (i) select Participants from among the Employees of the Company and Subsidiaries; (ii) establish the types of, and the terms and conditions of, all grants and Awards made under the Plan, subject to any applicable limitations set forth in, and consistent with the express terms of, the Plan; (iii) make grants and pay or otherwise effect Awards subject to, and consistent with, the express provisions of the Plan; (iv) establish Performance Goals, Performance Measures and Performance Periods, subject to, and consistent with, the express provisions of the Plan;
(v) reduce the amount of any grant or Award; (vi) prescribe the form or forms of grant agreements and other instruments evidencing grants and Awards under the Plan; (vii) pay and to defer payment of Awards on such terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall determine; (viii) direct the Company to make conversions, accruals and payments pursuant to the Plan; (ix) construe and interpret the Plan and make any determination of fact incident to the operation of the Plan; (x) promulgate, amend and rescind rules and regulations relating to the implementation, operation and administration of the Plan; (xi) adopt such modifications, procedures and subplans as may be necessary or appropriate to comply with the laws of other countries with respect to Participants or prospective Participants employed in such other countries; (xii) delegate to other persons the responsibility for performing administrative or ministerial acts in furtherance of the Plan; (xiii) engage the services of persons and firms, including banks, consultants and insurance companies, in furtherance of the Plan's activities; and (xiv) make all other determinations and take all other actions as the Committee may deem necessary or advisable for the administration and operation of the Plan.

(c) COMMITTEE'S DECISIONS FINAL. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan, and of any grant agreement, shall be final, conclusive and binding upon all Participants, and all persons claiming through Participants, affected thereby.

(d) ADMINISTRATIVE ACCOUNTS. For the purpose of accounting for Awards deferred as to payment, the Company shall establish bookkeeping accounts expressed in Units bearing the name of each Participant receiving such Awards. Each account shall be unfunded, unless otherwise determined by the Committee in accordance with Section 15(d) of the Plan.

(e) CERTIFICATIONS. In respect of each grant under the Plan to a Covered Person which the Committee intends to be "performance based compensation" under Section 162(m) of the Code, the provisions of the Plan and the related grant agreement shall be construed to confirm such intent, and to conform to the requirements of
Section 162(m) of the Code, and the Committee shall certify in writing (which writing may include approved minutes of a meeting of the Committee) that the applicable Performance Goal(s), determined using the Performance Measure specified in the related grant agreement, was attained during the relevant Performance Period at a level that equaled or exceeded the level required for the payment of such Award in the amount proposed to be paid and that such Award does not exceed any applicable Plan limitation.

6.  STOCK OPTIONS.

(a) IN GENERAL. Options to purchase shares of Common Stock may be granted under the Plan and may be Incentive Stock Options or Non-Qualified Stock Options. All Stock Options shall be subject to the terms and conditions of this Section 6 and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall determine. Stock Options may be granted in addition to, or in tandem with or independent of Stock Appreciation Rights or other grants and Awards under the Plan. The Committee may grant

Stock Options that provide for the automatic grant of a replacement Stock Option if payment of the exercise price and/or any related withholding taxes is made by tendering (whether by physical delivery or by attestation) shares of Common Stock or by having shares of Common Stock withheld by the Company. The replacement Stock Option would cover the number of shares of Common Stock tendered or withheld, would have a per share exercise price equal to at least 100% of the Fair Market Value of a share of Common Stock on the date of the exercise of the original Stock Option, and would have such other terms and conditions as may be specified by the Committee and set forth in the related grant agreement.

(b) ELIGIBILITY AND LIMITATIONS. Any officer of the Company and any other Employee of the Company or a Subsidiary may be granted Stock Options. Non-Employee Directors of the Company will be granted Non-Qualified Stock Options as described below. The Committee shall determine, in its discretion, the Employees to whom Stock Options will be granted, the timing of such grants, and the number of shares of Common Stock subject to each Stock Option granted; provided, that (i) the maximum aggregate number of shares of Common Stock which may be issued and delivered upon the exercise of Non-Qualified Stock Options granted under the Plan (including Non-Qualified Stock Options granted to Non-Employee Directors) shall be determined by the Committee, (ii) the maximum aggregate number of shares of Common Stock which may be issued and delivered upon the exercise of Incentive Stock Options shall be determined by the Committee, (iii) the maximum number of shares of Common Stock in respect of which Stock Options may be granted to any Employee during any calendar year shall be determined by the Committee, and (iv) in respect of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option becomes exercisable for the first time by a Participant during any calendar year shall not exceed $100,000, or such other limit as may be required by the Code, except that, if authorized by the Committee and provided for in the related grant agreement, any portion of any Incentive Stock Option that cannot be exercised as such because of this limitation may be converted into and exercised as a Non-Qualified Stock Option. Non-Qualified Stock Options to purchase 2,500 shares of Common Stock will be granted automatically to each Non-Employee Director of the Company at the time of the first Board of Directors meeting of each fiscal year. New Non-Employee Directors will receive Non-Qualified Stock Options to purchase 5,000 shares of Common Stock (rather than 2,500 shares as specified in the preceding sentence) for their first year. In no event shall any Stock Option or Stock Appreciation Right be granted to a Participant in exchange for the Participant's agreement to the cancellation of one or more Stock Options or Stock Appreciation Rights then held by such Participant if the exercise price of the new grant is lower than the exercise price of the grant to be cancelled and in no event shall any Stock Option or Stock Appreciation Right be amended to reduce the option price, except as contemplated by Section 4(b) of the Plan.

(c) OPTION EXERCISE PRICE. The per share exercise price of each Stock Option granted under the Plan shall be determined by the Committee prior to or at the time of grant, but in no event shall the per share exercise price of any Stock Option be less than 100% of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option.

(d) OPTION TERM. The Committee shall fix the term of each Stock Option; except that in no event shall the term of any Incentive Stock Option exceed ten years after the date such Incentive Stock Option is granted.

(e) EXERCISABILITY. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the date of grant. No Stock Option may be exercised unless the holder thereof is at the time of such exercise a Non-Employee Director or an Employee who has been continuously an Employee since the date such Stock Option was granted, except that the Committee may permit the exercise of any Stock Option for any period following the Participant's termination of employment not in excess of the original term of the Stock Option on such terms and conditions as it shall deem appropriate and specify in the related grant agreement.

(f) METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, plus any required withholding taxes, in cash or, if permitted by the terms of the related grant agreement or otherwise approved in advance by the Committee, in shares of Common Stock already owned by the Participant valued at the Fair Market Value of the Common Stock on the date of exercise. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired pursuant to a brokerage or similar arrangement approved in advance by the Committee and to use the proceeds from such sale to pay the exercise price and withholding taxes.

7.  STOCK APPRECIATION RIGHTS.

(a) IN GENERAL. Stock Appreciation Rights in respect of shares of Common Stock may be granted under the Plan alone, in tandem with, in addition to or independent of a Stock Option or other grant or Award under the Plan. A Stock Appreciation Right entitles a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, or such other higher price as may be set by the Committee, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) ELIGIBILITY AND LIMITATIONS. Any officer of the Company and any other Employee of the Company or a Subsidiary selected by the Committee may be granted Stock Appreciation Rights. The Committee shall determine, in its discretion, the Employees to whom Stock Appreciation Rights will be granted, the timing of such grants and the number of shares of Common Stock in respect of which each Stock Appreciation Right is granted; provided that (i) the maximum aggregate number of shares of Common Stock in respect of which Stock Appreciation Rights may be granted shall be determined by the Committee, (ii) the maximum aggregate number of shares of Common Stock which may be issued and delivered in payment or settlement of Stock Appreciation Rights shall be determined by the Committee, and (iii) the maximum number of shares of Common Stock in respect of which Stock Appreciation Rights may be granted to any employee during any calendar year shall be determined by the Committee.

(c) EXERCISABILITY; EXERCISE; FORM OF PAYMENT. A Stock Appreciation Right may be exercised by a Participant at such time or times and in such manner as shall be authorized by the Committee and set forth in the related grant agreement. The Committee may provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates. No Stock Appreciation Right may be exercised unless the holder thereof is at the time of exercise an Employee and has been continuously an Employee since the date the Stock Appreciation Right was granted, except that the Committee may permit the exercise of any Stock Appreciation Right for any period following the Participant's termination of employment not in excess of the original term of the Stock Appreciation Right on such terms and conditions as it shall deem appropriate and specify in the related grant agreement. A Stock Appreciation Right may be exercised, in whole or in part, by giving the Company a written notice specifying the number of shares of Common Stock in respect of which the Stock Appreciation Right is to be exercised. Stock Appreciation Rights may be paid upon exercise in cash, in shares of Common Stock, or in any combination of cash and shares of Common Stock as determined by the Committee.

8.  RESTRICTED STOCK GRANTS AND AWARDS.

(a) IN GENERAL. A Restricted Stock Grant is the issue of shares of Common Stock in the name of an Employee, which issuance is subject to such terms and conditions as the Committee shall deem appropriate, including, without limitation, restrictions on the sale, assignment, transfer or other disposition of such shares and the requirement that the Employee forfeit such shares back to the Company (i) upon termination of employment for specified reasons within a specified period of time, or (ii) if any specified Performance Goals are not achieved during a specified Performance Period, or (iii) if such other conditions as the Committee may specify are not satisfied.

(b) ELIGIBILITY AND LIMITATIONS. Any officer of the Company and any other Employee of the Company or a Subsidiary selected by the Committee may receive a Restricted Stock Grant. The Committee, in its sole discretion, shall determine whether a Restricted Stock Grant shall be made, the Employee to receive the Restricted Stock Grant, and the conditions and restrictions imposed on the Restricted Stock Grant. The maximum number of shares of Common Stock that may be issued as Restricted Stock under the Plan shall be determined by the Committee. The maximum number of shares of Common Stock that may be issued to any Employee as Restricted Stock during any calendar year shall be determined by the Committee. The maximum amount any Employee may receive as a Restricted Stock Grant in any calendar year shall be determined using the Fair Market Value of such Restricted Stock Grant as at the date of the grant thereof.

(c) RESTRICTION PERIOD. Restricted Stock Grants shall provide that in order for a Participant to receive shares of Common Stock free of restrictions, the Participant must remain in the employment of the Company or its Subsidiaries, subject to such exceptions as the Committee shall deem appropriate and specify in the related grant agreement, for a period of not less than one year commencing on the date of the grant and ending on such later date or dates as the Committee may designate at the time of the grant (the "Restriction Period"). The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. The Committee may also establish one or more Performance Goals that are required to be achieved during one or more Performance Periods within the Restriction Period as a condition to the lapse of the restrictions.

(d) RESTRICTIONS. The following restrictions and conditions shall apply to each Restricted Stock Grant during the Restriction Period: (i) the Participant shall not be entitled to delivery of the shares of the Common Stock; (ii) the Participant may not sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of or realize on the shares of Common Stock subject to the Restricted Stock Grant; and (iii) the shares of the Common Stock issued as Restricted Stock shall be forfeited to the Company if the Participant for any reason ceases to be an Employee prior to the end of the Restriction Period, except due to circumstances specified in the related grant agreement or otherwise approved by the Committee. The Committee may in, its sole discretion, include such other restrictions and conditions as it may deem appropriate.

(e) PAYMENT. Upon expiration of the Restriction Period and if all conditions have been satisfied and any applicable Performance Goals attained, the shares of the Restricted Stock will be made available to the Participant, subject to satisfaction of applicable withholding tax requirements, free of all restrictions; provided, that the Committee may, in its discretion, require (i) the further deferral of any Restricted Stock Grant beyond the initially specified Restriction Period, (ii) that the Restricted Stock be retained by the Company, and (iii) that the Participant receive a cash payment in lieu of unrestricted shares of Common Stock.

(f) RIGHTS AS A SHAREHOLDER. A Participant shall have, with respect to shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and receive any cash dividends paid thereon. Stock dividends distributed with respect to shares of Restricted Stock shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the restrictions and other terms and conditions set forth therein.

9.  PERFORMANCE GRANTS AND AWARDS.

(a) ELIGIBILITY AND TERMS. The Committee may grant to officers of the Company and other Employees of the Company and its Subsidiaries the prospective contingent right, expressed in Units, to receive payments of shares of Common Stock, cash or any combination thereof, with each Unit equivalent in value to one share of Common Stock, or equivalent to such other value or monetary amount as may be designated or established by the Committee ("Performance Grants"), based upon Company performance over a specified Performance Period. The Committee shall, in its sole discretion, determine the officers of the Company and other Employees eligible to receive Performance Grants. At the time each Performance Grant is made, the Committee shall establish the Performance Period, the Performance Measure and the Performance Goals in respect of such Performance Grant. The number of shares of Common Stock and/or the amount of cash earned and payable in settlement of a Performance Grant shall be determined at the end of the Performance Period (a "Performance Award").

(b) LIMITATIONS ON GRANTS AND AWARDS. The maximum number of shares of Common Stock that may be issued pursuant to Performance Grants shall be determined by the Committee. The maximum number of shares that may be the subject of Performance Grants made to any Participant in respect of any Performance Period or during any calendar year shall be determined by the Committee. The maximum amount any Participant may receive during any calendar year as Performance Awards pursuant to Performance Grants shall be determined by the Committee, determined using the Fair Market Value of such Performance Awards as at the last day of the applicable performance Period or Periods or as at date or dates of the payment thereof, whichever is higher.

(c) PERFORMANCE GOALS, PERFORMANCE MEASURES AND PERFORMANCE PERIODS. Each Performance Grant shall provide that, in order for a Participant to receive an Award of all or a portion of the Units subject to such Performance Grant, the Company must achieve certain Performance Goals over a designated Performance Period having a minimum duration of one year, with attainment of the Performance Goals determined using a specific Performance Measure. The Performance Goals and Performance Period shall be established by the Committee in its sole discretion. The Committee shall establish a Performance Measure for each Performance Period for determining the portion of the Performance Grant that will be earned or forfeited based on the extent to which the Performance Goals are achieved or exceeded. In setting Performance Goals, the Committee may use a Performance Measure based on any one, or on any combination, of the following Company performance factors as the Committee deems appropriate: (i) Cumulative Net Income Per Share; (ii) Cumulative Net Income; (iii) return on sales; (iv) total shareholder return; (v) return on assets; (vi) economic value added; (vii) cash flow; (viii) return on equity; and (ix) cumulative operating income (which shall equal consolidated sales minus cost of goods sold and selling, administrative and general expense). Performance Goals may include minimum, maximum and target levels of performance, with the size of Performance Award based on the level attained. Once established by the Committee and specified in the grant agreement, and if and to the extent provided in or required by the grant agreement, the Performance Goals and the Performance Measure in respect of any Performance Grant (or any Restricted Stock Grant or Stock-Based Grant that requires the attainment of Performance Goals as a condition to the Award) shall not be changed. The Committee may, in its discretion, eliminate or reduce (but not increase) the amount of any Performance Award (or Restricted Stock or Stock-Based Award) that otherwise would be payable to a Participant upon attainment of the Performance Goal(s).

(d) FORM OF GRANTS. Performance Grants may be made on such terms and conditions not inconsistent with the Plan, and in such form or forms, as the Committee may from time to time approve. Performance Grants may be made alone, in addition to in tandem with, or independent of other grants and Awards under the Plan. Subject to the terms of the Plan, the Committee shall, in its discretion, determine the number of Units subject to each Performance Grant made to a Participant and the Committee may impose different terms and conditions on any particular Performance Grant made to any Participant. The Performance Goals, the Performance Period or Periods, and the Performance Measure applicable to a Performance Grant shall be set forth in the relevant grant agreement.

(e) PAYMENT OF AWARDS. Each Participant shall be entitled to receive payment in an amount equal to the aggregate Fair Market Value (if the Unit is equivalent to a share of Common Stock), or such other value as the Committee shall specify, of the Units earned in respect of such Performance Award. Payment in settlement of a Performance Award may be made in shares of Common Stock, in cash, or in any combination of Common Stock and cash, and at such time or times, as the Committee, in its discretion, shall determine.


10. OTHER STOCK-BASED GRANTS AND AWARDS.

(a) IN GENERAL. The Committee may make other grants and Awards pursuant to which Common Stock is, or in the future may be, acquired by Participants, and other grants and Awards to Participants denominated in Common Stock Equivalents or other Units ("Stock-Based Grants"). Such Stock-Based Grants may be granted alone or in addition to, in tandem with, or independent of any other grant made or Award effected under the Plan.

(b) ELIGIBILITY AND TERMS. The Committee may make Stock-Based Grants to officers of the Company and other Employees of the Company and its Subsidiaries. Subject to the provisions of the Plan, the Committee shall have authority to determine the Employees to whom, and the time or times at which, Stock-Based Grants will be made, the number of shares of Common Stock, if any, to be subject to or covered by each Stock-Based Grant, and any and all other terms and conditions of each Stock-Based Grant.

(c) LIMITATIONS. The aggregate number of shares of Common Stock issued to Participants pursuant to Stock-Based Grants made and Awards effected pursuant to this Section 10 shall be determined by the Committee.

(d) FORM OF GRANTS; PAYMENT OF AWARDS. Stock-Based Grants may be made in such form or forms and on such terms and conditions, including the attainment of specific Performance Goals, as the Committee, in its discretion, shall approve. Payment of Stock-Based Awards may be made in cash, in shares of Common Stock, or in any combination of cash and shares of Common Stock, and at such time or times, as the Committee shall determine.

11.  DEFERRALS.

The Committee may, whether at the time of grant or at anytime thereafter prior to payment or settlement, require a Participant to defer, or permit (subject to such conditions as the Committee may from time to time establish) a Participant to elect to defer, receipt of all or any portion of any payment of cash or shares of Common Stock that would otherwise be due to such Participant in payment or settlement of any Award under the Plan. If any such deferral is required by the Committee (or is elected by the Participant with the permission of the Committee), the Committee shall establish rules and procedures for such payment deferrals. The Committee may provide for the payment or crediting of interest, at such rate or rates as it shall in its discretion deem appropriate, on such deferred amounts credited in cash and the payment or crediting of dividend equivalents in respect of deferred amounts credited in Common Stock Equivalents. Deferred amounts may be paid in a lump sum or in installments in the manner and to the extent permitted, and in accordance with rules and procedures established, by the Committee.

12. NON-TRANSFERABILITY OF GRANTS AND AWARDS.

No grant or Award under the Plan, and no right or interest therein, shall be (i) assignable, alienable or transferable by a Participant, except by will or the laws of descent and distribution, or (ii) subject to any obligation, or the lien or claims of any creditor, of any Participant, or (iii) subject to any lien, encumbrance or claim of any party made in respect of or through any Participant, however arising. During the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by, and shares of Common Stock issued upon the exercise of Stock Options and Stock Appreciation Rights or in settlement of other Awards will be issued only to, and other payments in settlement of any Award will be payable only to, the Participant or his or her legal representative. The Committee may, in its sole discretion, authorize written designations of beneficiaries and authorize Participants to designate beneficiaries with the authority to exercise Stock Options and Stock Appreciation Rights granted to a Participant in the event of his or her death. Notwithstanding the foregoing, the Committee may, in its sole discretion and on and subject to such terms and conditions as it shall deem appropriate, which terms and conditions shall be set forth in the related grant agreement: (i) authorize a Participant to transfer all or a portion of any Non-Qualified Stock Option or Stock Appreciation Right, as the case may be, granted to such Participant; provided, that in no event shall any transfer be made to any person or persons other than such Participant's spouse, children or grandchildren, or a trust for the exclusive benefit of one or more such persons, which transfer must be made as a gift and without any consideration or to a partnership in which such persons are the only partners; and (ii) provide for the transferability of a particular grant or Award pursuant to a qualified domestic relations order. All other transfers and any retransfer by any permitted transferee are prohibited and any such purported transfer shall be null and void. Each Stock Option or Stock Appreciation Right which becomes the subject of permitted transfer (and the Participant to whom it was granted by the Company) shall continue to be subject to the same terms and conditions as were in effect immediately prior to such permitted transfer. The Participant shall remain responsible to the Company for the payment of all withholding taxes incurred as a result of any exercise of such Stock Option or Stock Appreciation Right. In no event shall any permitted transfer of a Stock Option or Stock Appreciation Right create any right in any party in respect of any Stock Option, Stock Appreciation Right or other grant or Award, other than the rights of the qualified transferee in respect of such Stock Option or Stock Appreciation Right specified in the related grant agreement.

13.      CHANGE IN CONTROL.

(a) EFFECT ON GRANTS. In the event of a Change in Control (as defined below) of the Company, except as the Board of Directors comprised of a majority of Continuing Directors may expressly provide otherwise, and notwithstanding any other provision of the Plan to the contrary: (i) all Stock Options and Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable; (ii) all restrictions and conditions in respect of all Restricted Stock Grants then outstanding shall be deemed satisfied as of the date of the Change in Control; and (iii) all Performance Grants and other Stock-Based Grants shall be deemed to have been fully earned, at the target amount of the award opportunity specified in the grant agreement, as of the date of the Change in Control.

(b) CHANGE IN CONTROL DEFINED. A "Change in Control" of the Company shall occur when: (i) any Person (other than the Company, any Subsidiary, any employee benefit plan or other compensation program or arrangement of the Company or of any Subsidiary, or any person holding shares of Common Stock for or pursuant to the terms of any such plan, program or arrangement), alone, or together with its Affiliates and Associates, shall become an "Acquiring Person" as defined in
Section 1 of the Rights Agreement dated May 21, 1997 between the Company and Chase Mellon Shareholder Services; or (ii) the shareholders of the Company approve a definitive agreement for a merger or consolidation involving the Company which would result in the Common Stock outstanding immediately prior to such merger or consolidation continuing to represent (whether by remaining outstanding or by being converted into voting securities of the surviving entity) less than fifty percent of the combined voting power of the Company and such other entity outstanding immediately after such merger or consolidation; or
(iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or (iv) the Continuing Directors no longer constitute a majority of the Board of Directors. "Acquiring Person" means any person who or which, together with all its Affiliates and Associates, has acquired 15% or more of the shares of Common Stock then outstanding. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act. "Continuing Director" means any individual who is a member of the Board of Directors, while such individual is a member of the Board of Directors, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board of Directors prior to the occurrence of a Change in Control, and any successor of a Continuing Director, while such successor is a member of the Board of Directors, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or representative or nominee of an Acquiring Person or of any such Affiliate or Associate, and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

Notwithstanding the preceding sentence, no Person shall become an "Acquiring Person" as the result of (a) being a Beneficial Owner of 15% or more of the outstanding shares of common stock of the Company on the date of this Option Agreement, (b) an acquisition by the Company of shares of its common stock which, by reason of reducing the number of its then outstanding shares of common stock, increases the percentage of its then outstanding shares of common stock Beneficially Owned by such Person to 15% or more (c) such Person becoming the Beneficial Owner of 15% or more of the then outstanding shares of common stock, pursuant to a Permitted Offer, or (d) the acquisition by such Person of newly-issued shares of common stock of the Company directly from the Company (it being understood that a purchase from an underwriter or other intermediary is not directly from the Company); provided, however, that if such Person shall, after such acquisition by the Company, become the Beneficial Owner of any additional shares of common stock of the Company, then such Person shall be deemed to be an "Acquiring Person"; provided further, however, that any transferee from such Person who becomes a Beneficial Owner of 15% or more of the shares of common stock of the Company then outstanding shall nevertheless be deemed to be an Acquiring Person. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently, and such Person divests as promptly as practicable

(and in any event within ten business days after notification by the Company) a sufficient number of shares of common stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be deemed to be an "Acquiring Person" for any purpose hereof. Capitalized words used in this paragraph, unless otherwise defined in the Option Agreement, shall have the same meaning as set forth in the Rights Agreement.

14.      AMENDMENT OF PLAN.

The Board of Directors may from time to time suspend, discontinue, or abandon the Plan or revise or amend it in any respect whatsoever, except that (a) without approval of shareholders of the Company, the number of shares subject to the Plan and the number of shares covered by Option awards shall not be increased, and the price at which options may be granted shall not be decreased, except as provided in the Plan, and (b) an outstanding Option shall not be amended in any respect without the consent of the Participant.

15.      LIMITED LIABILITY.

No member of the Board of Directors or officer of the Company shall be liable for any action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the explicit provisions hereof, the Board of Directors and Committee may act in their absolute discretion in all matters related to this plan.

Front Side of Proxy

                                      PROXY

                        HOME PRODUCTS INTERNATIONAL, INC.
                              4501 West 47th Street
                             Chicago, Illinois 60632

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints James R. Tennant and James E. Winslow as Proxies, (jointly and severally), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Home Products International, Inc. held of record by the undersigned on March 26, 1999 at the Annual Meeting of Stockholders to be held on May 19, 1999 or any adjournment thereof.

         In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR; "FOR" APPROVAL OF THE 1999 PERFORMANCE INCENTIVE PLAN AND "FOR" APPROVAL OF THE 1999 DIRECTORS RESTRICTED STOCK PLAN.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the related proxy statement.

                           (continued on reverse side)

                                                         -----------------------

                                                                 I plan to
                                                              attend meeting
Backside of Proxy
                                                                   [ ]
                                                         -----------------------

1.   ELECTION OF DIRECTORS.

     FOR all nominees listed below          WITHHOLD AUTHORITY
     (except as marked to the               to vote for all nominees listed
     contrary below)___                     below_____

     (Instructions: To withhold authority to vote for any individual nominee, strike a line through a nominee's name in the list below.)

     Charles R. Campbell, Joseph Gantz, Stephen P. Murray, Marshall Ragir, Jeffrey C. Rubenstein, Daniel B. Shure, Joel D. Spungin,
     James R. Tennant.

2.   Approval of the 1999 Performance Incentive Plan.

     ________ FOR      ________ AGAINST          ________ ABSTAIN

3.   Approval of the 1999 Directors Restricted Stock Plan

     ________ FOR      ________ AGAINST          ________ ABSTAIN

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE
PROPOSALS

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                            Date:___________________, 1998

                                            ------------------------------
                                            Signature

                                            -------------------------------
                                            Signature (if held jointly)

                                            Please sign exactly as name appears
                                            hereon. When shares are held by
                                            joint tenants, both should sign.
                                            When signing as attorney, executor,
                                            administrator, trustee, or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by President or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.